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                                                                   EXHIBIT 10.8

                           INDEMNIFICATION AGREEMENT

          This Indemnification Agreement (this "Agreement") is made as of the _____ day of __________, 1995, between Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), and ____________________ ("Indemnitee"), with reference to the following facts and objectives:

     A. Indemnitee is a Director or officer of the Corporation or one or more of its subsidiaries or has been elected or appointed a Director or officer of the Corporation or one or more of its subsidiaries effective at a later date; and in the case of a person elected or appointed as a Director of the Corporation effective at a later date is, or pending such later date is to become, a member of the Management Committee of SLC Operating Limited Partnership, a Delaware limited partnership (of which the Corporation is the managing general partner) and as such is acting at the request of the Corporation as an agent of the Corporation and an agent of SLC Operating Limited Partnership.

     B. Article Tenth of the Amended and Restated Articles of Incorporation of the Corporation (the "Corporation Articles") provides for the indemnification of directors ("Directors"), officers, employees and other agents of the Corporation to the fullest extent required or permitted under of the Maryland General Corporation Law (the "MGCL").

     C. Each of the MGCL and Article Tenth of the Corporation Articles specifically provides that the indemnification provided for therein is not exclusive, thereby contemplate that agreements or other financial arrangements may be entered into between the Corporation, on the one hand, and the Corporation's Directors and officers, on the other hand, with respect to the indemnification of and advancement of expenses to such persons.

     D. In recognition of Indemnitee's need for substantial protection against personal liability in order to maintain Indemnitee's continued service to the Corporation in an effective manner and Indemnitee's reliance on the Corporation Articles, and in part to provide Indemnitee with specific contractual assurance that the protection promised by the Corporation Articles will be available to Indemnitee (regardless of, among other things, any limitation or other amendment or revocation of Article Tenth of the Corporation Articles or any change in the composition of the Corporation's Board of Directors (the "Board of Directors")), the Corporation desires to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) permitted by law, as set forth in this Agreement, and, to the extent directors' and officers' insurance is maintained by the Corporation, for the continued coverage of Indemnitee under such policy or policies.

          NOW, THEREFORE, in consideration of the premises and of Indemnitee's continuing to serve the Corporation directly or, at its request, another enterprise, the Corporation and Indemnitee hereby agree as follows:

          1.   D&O Liability Insurance.

               (a) Subject only to the provisions of Section 1(b) hereof, so long as Indemnitee shall continue to serve as a Director and/or officer of the Corporation (or

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     shall continue at the request of the Corporation to serve as a director, trustee, officer, partner, employee or agent of another corporation, business trust, partnership, joint venture or other enterprise or an employee benefit plan), and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee was a Director and/or officer of the Corporation or served in any of said other capacities, the Corporation shall purchase and maintain in effect, including through the obtaining or exercise of appropriate "tail" coverage, one or more valid, binding and enforceable insurance policies issued by a reputable insurer or insurers protecting Directors and Corporation officers (subject to customary limitations and exceptions) against losses, costs and expenses arising out of any such claim, action, suit or proceeding ("D&O Insurance"), which D&O Insurance shall provide coverage in all respects at least comparable to that presently provided, and shall cause Indemnitee to be covered by such policy or policies.

               The Corporation shall not be required to maintain in effect the policy or policies of D&O Insurance contemplated by the first paragraph of this Section 1(a) at any time at which (i) said insurance is not generally available, or (ii) in the reasonable business judgment of the persons then constituting the Board of Directors, either (I) the premium cost for such insurance is substantially disproportionate to the amount of coverage afforded, or (II) the coverage provided by such insurance is so limited and/or subject to such exclusions that there is insufficient benefit to the Corporation from such insurance; provided, however, that to the extent that the Corporation maintains any D&O Insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Director or Corporation officer under such policy or policies, and, further, that in the event the Corporation does not purchase and maintain in effect the policy or policies of D&O Insurance contemplated by this Section 1(a), the Corporation shall indemnify Indemnitee to the full extent of the coverage that would otherwise have been provided for the benefit of Indemnitee pursuant to such D&O Insurance.

               (b) The Corporation's obligations under this Article 1 shall terminate as of the fifth anniversary of the date on which Indemnitee ceases to render any service or to act in any capacity specified in
     Article 3 hereof.

          2. Basic Indemnity. The Corporation hereby indemnifies Indemnitee, whether or not he is then in office, to the fullest extent permitted by the provisions of Section 2-418 of the MGCL or any amendment thereof or by any other statute permitting such indemnification that is adopted after the date hereof.

          3. Additional Indemnity. Subject only to the limitations and exclusions set forth in Article 5 hereof, and without limiting the provisions of the foregoing Article 2, the Corporation hereby also expressly agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any action, suit or proceeding, whether pending, threatened or completed, whether civil, criminal or administrative, and whether instituted by or in the





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name of the Corporation or any other party, or any investigation or inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, by reason of (or arising in part out of) the fact that Indemnitee is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, partner, employee, agent or fiduciary of another corporation, business trust, partnership, joint venture or other enterprise or an employee benefit plan, or by reason of anything done or not done by Indemnitee in any such capacity (any such threatened, pending or completed action, suit or proceeding, or any such inquiry or investigation, a "Claim"), the Corporation shall indemnify Indemnitee against any and all judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement), and any and all reasonable expenses, actually paid or incurred by Indemnitee in connection with or in respect of such Claim.

          4. Advancing of Expenses. If so requested by Indemnitee, and subject only to the limitations and exclusions of Article 5 hereof, the Corporation shall pay to Indemnitee or reimburse Indemnitee for any and all expenses actually and reasonably incurred by Indemnitee in connection with or in respect of any Claim (an "Expense Advance") in advance of the final determination thereof, in the manner provided in Section 11(a) hereof.

          For purposes of this Agreement, "expenses" shall include attorneys' fees and all other costs, charges and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including an appeal), or preparing to defend, be a witness in or participate in, any Claim.

          5. Limitation on Additional Indemnity and Advance Payment of Expense Advances. No indemnity pursuant to Article 3 hereof shall be paid by the Corporation, nor shall the Corporation be required to make any Expense Advance under Article 4 hereof:

               (a) For which and to the extent that payment or reimbursement of such amount is made to Indemnitee under any D&O Insurance;

               (b) For which and to the extent that Indemnitee is indemnified, receives a recovery or is reimbursed other than pursuant to a policy of insurance or this Agreement;

               (c) On account of any action, suit or proceeding for which and to the extent that judgment is rendered against Indemnitee (i) for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar provision of any Federal, state or local statutory law, or (ii) for a violation of any provision of the Securities Act of 1933, as amended, in connection with the offer or sale of securities of the Corporation pursuant to a registration statement under said statute, unless either (I) in the opinion of counsel for the Corporation, Indemnitee is entitled to such indemnification by controlling





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     precedent, or (II) a final adjudication by a court of competent jurisdiction holds that such indemnification is not against public policy as expressed in such statute;

               (d) On account of any action, suit or proceeding in which a court of competent jurisdiction shall enter a final judgment that:

                     (i) The act or omissions of Indemnitee was material to the matter giving rise to the proceeding and (I) was committed in bad faith; or (II) was the result of active and deliberate dishonesty; or

                    (ii) Indemnitee actually received an improper personal benefit in money, property or services; or

                   (iii)  In the case of any criminal proceeding,
          Indemnitee had reasonable cause to believe that the act or omission was unlawful;

               (e) On account of any action, suit or proceeding in which a court of competent jurisdiction shall enter a final judgment in a proceeding by or in the right of the Corporation that Indemnitee is liable to the Corporation; or

               (f) If such payment by the Corporation under this Agreement is not otherwise permitted by applicable law.

          In addition, if Maryland law in effect at the time so requires, (i) the obligations of the Corporation under Articles 3 and 4 hereof shall be subject to the condition that any "Determining Party" (as hereinafter defined) shall not have determined (in a written opinion in any case in which the "Independent Legal Counsel" (as defined in Article 6 hereof) is involved) that indemnification of Indemnitee is not permitted under applicable law or the expenses as to which Indemnitee requests payment or reimbursement are not reasonable, and (ii) the obligation of the Corporation to make an Expense Advance pursuant to Article 4 hereof shall be subject to the condition that if, when and to the extent that any Determining Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, Indemnitee shall reimburse the Corporation for all expenses paid; provided, however, that if as of the time any determination is made by the Determining Party that Indemnitee is under certain circumstances not permitted to be indemnified and/or that certain expenses are not reasonable, Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a final determination that Indemnitee should or may be indemnified under applicable law and/or that such expenses are reasonable, any determination made by the Determining Party that Indemnitee would not be permitted to be indemnified under applicable law and/or that any expenses are not reasonable shall not be binding, and Indemnitee shall not be required to reimburse the Corporation for any such expense until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

          If there has not been a Change in Control (as hereinafter defined), or if such Change in Control was approved by a majority of the Board of Directors who were Directors





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immediately prior to such Change in Control, the "Determining Party" shall be such members of the Board of Directors, such Independent Legal Counsel (other than with respect to the reasonableness of expenses), or such other person or persons as MGCL Section 2-418 (or any successor provision) shall require. If, on the other hand, there has been a Change in Control not approved by such majority of the Board, the Determining Party shall be (i) as to whether indemnification is permitted under applicable law, the Independent Legal Counsel referred to in Article 6 hereof, and (ii) as to the reasonableness of expenses, such members of the Board of Directors or such other person(s) as MGCL Section 2-418 (or any successor provision) shall require.

          For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or another corporation or business trust owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of shares of stock of the corporation, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13(d)-3 under the Securities Exchange Act) of securities of the Corporation evidencing 8% or more of the total voting power evidenced by the Corporation's then outstanding securities that vote generally in the election of Directors ("Voting Securities"), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new Director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by the vote of at least two-thirds of the Directors then still in office who were either Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors, or (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, business trust or other entity, other than a merger or consolidation that would result in the holders of Voting Securities outstanding immediately prior to such merger or consolidation continuing to have (by virtue of such Voting Securities either remaining outstanding or being converted into securities entitled to vote generally in the election of directors or trustees of the surviving entity) at least 80% of the total voting power evidenced by the Voting Securities or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of (in one transaction or a series of affiliated transactions) all or substantially all of the Corporation's assets.

          If within 15 business days after Indemnitee submits a request for indemnification or for a payment or reimbursement of expenses hereunder, there has been no determination by the Determining Party, or if the Determining Party determines that Indemnitee is not permitted to be indemnified in whole or in part under applicable law and/or that the expenses as to which payment or reimbursement has been requested are not reasonable, Indemnitee shall have the right to commence litigation in any court in the States of Maryland or California having subject matter jurisdiction thereof and in which venue is proper, seeking an initial determination by the court or challenging any such determination





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by the Determining Party or any aspect thereof, including the legal or factual bases therefor, and the Corporation hereby consents to service of process and to appear in any such proceeding.

          6. Independent Legal Counsel. In the event that there is a Change in Control (other than a Change in Control that has been approved by a majority of the Board of Directors immediately prior to such Change in Control), the Corporation shall seek legal advice with respect to any and all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and payment or reimbursement of expenses under this Agreement or any other agreement or financial arrangement or the Corporation Articles as now or hereafter in effect only from an attorney or firm of attorneys selected in accordance with the provisions of this Article, which attorney or firm (the "Independent Legal Counsel") proposed by Indemnitee and selected by the board of Directors (or a committee thereof), or such other person(s) as MGCL Section 2-418 (or any successor provision) may require. Such Independent Legal Counsel, among other things, shall render its written opinion to the Corporation and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Corporation shall pay the reasonable fees and expenses of the Independent Legal Counsel and shall fully indemnify such counsel against all expenses, claims, liabilities, losses and damages arising out of or relating to this Agreement or such counsel's engagement pursuant hereto.

          7. Indemnification for Additional Expenses. To the full extent permitted by law, the Corporation shall indemnify Indemnitee against any and all expenses and, if requested by Indemnitee, shall (within 10 business days of such request) advance such expenses to Indemnitee, that are incurred by Indemnitee in connection with any Claim asserted against or action, suit or proceeding brought by Indemnitee for (i) indemnification or payment or reimbursement of expenses by the Corporation under this Agreement or any other agreement or the Corporation Articles each as now or hereafter in effect, relating to claims for indemnification or advancement of expenses, and/or (ii) recovery under any D&O Insurance policy or policies maintained by the Corporation, if Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          8. Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgments, fines, penalties and amounts paid in settlement or incurred by Indemnitee in respect of a Claim, but not, however, for all of such amount, the Corporation nevertheless shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful in the merits or otherwise in defense of any Claim, issue or matter, including dismissal without prejudice, Indemnitee shall be indemnified against all expenses incurred in connection with such defense.

          9. No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any action, suit or proceeding by judgment, order or settlement (with or without court approval) shall not, of itself, create a presumption that Indemnitee's conduct





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was such that indemnity is not available pursuant to Article 3 hereof;
provided, however, that the termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable such presumption, and that the termination of any action, suit or proceeding by a settlement entered into by Indemnitee at the request of the Corporation shall create a rebuttable presumption that Indemnitee is entitled to indemnity hereunder.

          Except as provided by the immediately preceding sentence, in connection with any determination by the Determining Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Corporation to establish that Indemnitee is not so entitled.
In addition, any attorneys' fees as to which Indemnitee requests indemnification or advancement shall be rebuttably presumed reasonable if and to the extent that such fees, if charged at an hourly rate, do not exceed the hourly rates then regularly charged by such attorney or attorneys.

          10. Notification and Defense of Claims. Promptly after receipt by Indemnitee of notice of the commencement of any Claim, Indemnitee shall notify the Corporation of the commencement thereof; provided, however, that the failure so to notify the Corporation shall relieve the Corporation from any obligation or liability that the Corporation may have to Indemnitee under this Agreement only if and to the extent that the Corporation's rights hereunder are prejudiced by such omission. If at the time the Corporation receives such notice, the Corporation has D&O Insurance in effect, the Corporation shall give prompt notice of the commencement of Claim to the insurer(s) in accordance with the procedures set forth in the policy or policies in favor of Indemnitee. The Corporation thereafter shall take all necessary or desirable action to cause such insurer(s) to pay, or advance, to or on behalf of Indemnitee, all losses, costs and expenses payable as a result of such Claim in accordance with the terms of such policy or policies. The provisions of this agreement shall in no way relieve or modify any obligation(s) or liability or liabilities of any insurer under any D&O Insurance or other applicable insurance policy.

          With respect to any Claim as to which Indemnitee notifies the Corporation of the commencement thereof:

               (a) The Corporation shall be entitled to participate therein at its own expense.

               (b) Except to the extent such Claim is brought by or in the right of the Corporation and/or as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified shall be entitled to assume the defense of Indemnitee in respect of such Claim, at the Corporation's own expense, with counsel approved by Indemnitee, whose approval shall not be unreasonably withheld. After notice from the Corporation to Indemnitee of the Corporation's election so to assume such defense, the Corporation shall not be liable to Indemnitee under this agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than as expressly





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     provided to the contrary below.  Indemnitee shall have the right to employ his own counsel in connection with such Claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

                    (i) Such retention (or continued retention) of counsel by Indemnitee has been authorized or consented to by the Corporation;

                    (ii) Counsel employed by Indemnitee shall have concluded that there is or may be a conflict of interest between Indemnitee and the Corporation with respect to such action, in which event counsel employed by Indemnitee also shall be entitled to participate in the defense of Indemnitee in connection with such Claim;

                    (iii) The counsel retained by the Corporation to assume the defense of Indemnitee in such proceeding shall also be representing in such action the Corporation and/or one or more other parties; such counsel shall have concluded that there is an actual conflict of interest between Indemnitee and the one or more of such other parties (including, if applicable, the Corporation); and within 10 business days after the Corporation is notified of such conflict, separate counsel shall not have been retained by the Corporation to represent either the party or parties with whom there is such conflict of interest or Indemnitee (in which case such counsel shall be selected by Indemnitee and approved by the Corporation, whose approval shall not be unreasonably withheld); or

                    (iv) The Corporation shall not in fact have retained counsel to assume the defense of Indemnitee in connection with such action.

     In each of the above cases, the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Corporation.

               (c) The Corporation shall not be required to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Corporation's written consent. The Corporation shall not settle any Claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee shall unreasonably withhold consent to any such proposed settlement.

          11.  Indemnification and Expense Advancement Requests.

               (a)  Advancement of Expenses.

                    (i) Indemnitee shall, in order to request payment or reimbursement of expenses pursuant to Article 4 hereof, submit to the Board of Directors a statement of request for advancement of expenses substantially





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          in the form of Exhibits 1 or 1A attached hereto and made a part hereof (the "Expense Advancement Request").

                    (ii) Within 10 business days after receipt of a properly completed Expense Advancement Request and an invoice or other statement of the expenses to be advanced, the President, the Chief Executive Officer or a Vice President of the Corporation shall authorize the Corporation's payment or reimbursement of said expenses, whereupon such payment(s) or reimbursement(s) shall immediately be made. No security shall be required in connection with any Expense Advancement Request, and it shall be accepted without reference to Indemnitee's financial ability to make repayment.

               (b)  Indemnification.

                    (i) Indemnitee, in order to request indemnification pursuant to Article 3 hereof, shall submit to the Board of Directors a statement of request for indemnification substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Indemnification Request").

                    (ii) Any and all payments on account of the Corporation's indemnification obligations under Article 3 hereof shall be made within 10 business days of the Corporation's receipt of a duly completed Indemnification Request with respect thereto.

          12. Continuation of Indemnity; Indemnity Not Exclusive. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a Director and/or officer of the Corporation (or serves at the request of the Corporation as a director, trustee, officer, partner, employee or agent of another corporation, business trust, partnership, joint venture or other enterprise or an employee benefit plan) and shall continue thereafter so long as Indemnitee shall be subject to any possible Claim.

          The rights and benefits of Indemnitee and the obligations of the Corporation under this Agreement shall be in addition to, and shall not supersede, limit or be in lieu of, the provisions, if any, relating to the indemnification of Indemnitee by the Corporation in the Corporation Articles, the Bylaws of the Corporation, any resolution or resolutions of the Board of Directors, any other agreement or financing arrangement, the provisions of policies of insurance of the Corporation, or other applicable law.

          13. Subrogation. In the event of payment or reimbursement by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment or reimbursement to any and all rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of any and all such documents as may be necessary to enable the Corporation effectively to enforce such rights.

          14. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted





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for by the party to whom such notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which so mailed:

     If to Indemnitee, to:         ____________________________________
                                   ____________________________________
                                   ____________________________________


     If to the Corporation, to:    Starwood Lodging Corporation
                                   11845 W. Olympic Blvd.
                                   Suite 550
                                   Los Angeles, CA  90064
                                   Attention:  Executive Vice President

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

          15. Severability. If any provision of this Agreement or the application of such provision to any person or circumstance is held by a court of competent jurisdiction invalid, void or otherwise unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, void or otherwise unenforceable shall be reformed to the extent (and only to that extent) necessary to make it enforceable.

          16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one document.

          17. Captions. The captions of the Articles to this Agreement have been included herein for convenience of reference only, and this Agreement shall not be construed by reference thereto.

          18.  Governing Law; Binding Effect; Amendment and Termination.

               (a) This Agreement is made and entered into pursuant to Section 2-418 of the MGCL, and this Agreement shall be governed by and its provisions interpreted and enforced in accordance with the laws of the State of Maryland applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

               (b) This Agreement shall be binding upon and inure to the benefit of (i) the Corporation and its successors and permitted assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation), and (ii) Indemnitee, his or her spouse, heirs, executors, personal and legal representatives and other successors and permitted assigns. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred by Indemnitee voluntarily during his lifetime or by the Corporation, except that the Corporation shall





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     require and cause any successor to expressly assume and agree (by a writing in form and substance satisfactory to Indemnitee, whose approval shall not be unreasonably withheld) to perform this Agreement in the same manner and to the same extent that the Corporation would have been required to perform if no such succession had taken place.

               (c) No amendment, supplement or other modification, termination of this Agreement shall be effective unless executed in writing by both of the parties hereto. No waiver of any provision or provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision or provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver.

          19.  Other Indemnification Agreements.

     (a) This Agreement supersedes and replaces any prior Indemnification Agreement between the Corporation and Indemnitee which covers similar rights and obligations between Indemnitee and the Corporation; provided however that Indemnitee and the Corporation shall retain any and all rights and obligations under any such prior agreement which may have accrued or be applicable to any period prior to the date of this Agreement.

     (b) If Indemnitee has entered into, or in the future enters into, an Indemnification Agreement with Starwood Lodging Trust, a Maryland real estate investment trust, similar to this Agreement, then if and to the extent that Indemnitee is entitled to indemnification against and/or advancement of any judgement(s), fine(s), penalty(ies), amount(s) paid in settlement, cost(s) and/or expense(s) both under this Agreement and such other Indemnification Agreement, Indemnitee shall be entitled to seek such indemnification and/or reimbursement under either or both of said agreements, as Indemnitee may elect, but any and all such requests for indemnification and/or advancement of expenses shall be subject to the provisions of paragraph (b) of Section 5 of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                              STARWOOD LODGING CORPORATION, a Maryland
                              Corporation


                              By_______________________________________________
                                   Its_________________________________________

                              _________________________________________________
                              _________________________, Indemnitee

                                   Exhibit 1

                          Expense Advancement Request


          I, _______________________________________, do hereby affirm, undertake and agree as follows:

          1. This Expense Advancement Request is submitted pursuant to the Indemnification Agreement dated as of ______________, 1995 (the
"Indemnification Agreement"), between Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), and the undersigned.

          2. I am requesting that the Corporation pay or reimburse to me certain expenses that I have incurred in connection with the following civil, criminal, administrative or investigative action, suit or proceeding to which I am a party (the "Claim"):

          _______________________________________________________
          _______________________________________________________
          _______________________________________________________

          3. The expenses payment or reimbursement of which is requested are itemized below:

          _______________________________________________________
          _______________________________________________________
          _______________________________________________________

          4. It is my good faith belief that in connection with the matters that are the subject of the Claim, I have met the standard of conduct necessary for indemnification by the Corporation pursuant to Section 2-418 of the Maryland General Corporation Law (a copy of which has been provided to me).

          5. If it shall be ultimately determined that in connection with the matters that are the subject of the Claim, I have not met such standard of conduct, I will repay to the Corporation the amounts paid or reimbursed pursuant hereto.



                                        ______________________________________

                                   Exhibit 1A

                          Expense Advancement Request


          I, _______________________________________, do hereby affirm, undertake and agree as follows:

          1. This Expense Advancement Request is submitted pursuant to the Indemnification Agreement dated as of ______________, 1995 (the
"Indemnification Agreement"), between Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), and the undersigned.

          2. I am requesting that the Corporation pay directly the fees, expenses and other charges of my legal counsel, _________________________, in connection with the following civil, criminal, administrative or investigative action, suit or proceeding to which I am a party (the "Claim"):

          _______________________________________________________
          _______________________________________________________
          _______________________________________________________

          3. It is my good faith belief that in connection with the matters that are the subject of the Claim, I have met the standard of conduct necessary for indemnification by the Corporation pursuant to Section 2-418 of the Maryland General Corporation Law (a copy of which has been provided to me).

          4. If it shall be ultimately determined that in connection with the matters that are the subject of the Claim, I have not met such standard of conduct, I will repay to the Corporation the amounts paid by the Corporation pursuant hereto.



                                        ______________________________________

                                   Exhibit 2

                            Indemnification Request


          I, _______________________________________, do hereby affirm, undertake and agree as follows:

          1. This Indemnification Request is submitted pursuant to the Indemnification Agreement dated as of _________________, 1995 (the "Indemnification Agreement"), between Starwood Lodging Corporation, a Maryland corporation (the "Corporation"), and the undersigned.

          2. I am requesting indemnification against the following expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement, paid or incurred by me in connection with suit, action, investigation, inquiry or other proceeding also described below:

          _______________________________________________________
          _______________________________________________________
          _______________________________________________________
          _______________________________________________________
          _______________________________________________________

          3. With respect to all matters related to such proceeding, I am entitled to be indemnified pursuant to the aforesaid Indemnification Agreement.



                                        ______________________________________

                               AMENDMENT NO. 1 TO
                           INDEMNIFICATION AGREEMENT


                                _______________



Starwood Lodging Corporation
11835 West Olympic Boulevard
Suite 675
Los Angeles, CA  90064

          Re:  Indemnification Agreement

Gentlemen:

          Please refer to the Indemnification Agreement (the "Agreement") dated as of ____________________, between Starwood Lodging Corporation, a Maryland corporation (the "Corporation") and the undersigned ("Indemnitee").

          Defined terms used herein have the same meaning as in the Agreement.

          This confirms our understanding that nothing contained in the Agreement is intended to, nor shall be deemed as, an agreement to indemnify or to advance expenses to the Indemnitee to the extent that the Indemnitee brings any action, suit or proceeding or causes any such action, suit or proceeding to be brought, against the Corporation or any of the Directors of the Corporation other than an action, suit or proceeding against the Corporation for the Corporation's alleged breach of the Agreement.

                                        Yours very truly,





AGREED TO:

Starwood Lodging Corporation,
a Maryland corporation



By:____________________
Its:___________________